LOANS RECEIVABLE (Loans receivable)	12 Months Ended
Dec. 31, 2014
Loans receivable
Loans receivable
LOANS RECEIVABLE

5. LOANS RECEIVABLE

        The Group adopted the accounting guidance on disclosures about the credit quality of loan receivables and the allowance for credit losses which requires information to be disclosed at disaggregated levels, defined as portfolio segments and classes.

        Based upon the analysis of credit losses and risk factors, since the Group offers entrusted and mortgage credit loans to qualified consumers with the terms ranging from two to twelve months, which are secured by mortgage properties, at an average loan-to-value ratio of approximately 50% as of December 31, 2014, these are considered as the portfolio segments—entrusted and mortgage loans. Since 2013 the Group's transaction volume and revenue amount generated from entrusted and mortgage credit loan services increased significantly by property refinancing activities, through which certain individuals offer loans to borrowers after receiving financing from the Group and then transfer such loans, entirely or partially to third party investors. The Group act as guarantors for such loans and remain responsible for the repayment of loans by the borrowers.

        The Group further evaluated the portfolio by the class of the loan receivables, which is defined as a level of information (below a portfolio segment). Considering the initial measurement attribute and a similar method for assessing and monitoring credit risk, the Group determined that the portfolio segment is the proper and lowest level of disaggregation to determine the allowance for credit losses for such.

        These pools of loans are evaluated for loss exposure based upon historical loss rates for each of these classes of loans, adjusted for qualitative factors. These qualitative risk factors include:

•	Lending policies and procedures, including underwriting standards and collection, charge-off, usage of the loan and recovery practices.
•	Nature and volume of the portfolio and terms of loans.
•	National, regional, and local economic and business conditions as well as the condition of various market segments, including the value of underlying collateral for collateral dependent loans.
•	Experience, ability, and depth of lending management and staff.
•	Volume and severity of past due, classified and nonaccrual loans as well as and other loan modifications.
•	Quality of the Company's loan review system, and the degree of oversight by the Company's Board of Directors.
•	Existence and effect of any concentrations of credit and changes in the level of such concentrations.
•	Effect of external factors, such as competition and legal and regulatory requirements.

        The Group performs regular assessments on any potential losses associated with its entrusted and mortgage credit loans. Factors considered by management in determining impairment include payment status, collateral value and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower's prior payment record and the amount of the shortfall in relation to the principal and interest owed. No impairment of loans receivable was recognized for the years ended December 31, 2012, 2013 and 2014 as we have collected back all loans with no default so far.

        The following summarizes the Group's loans receivable as of December 31, 2013 and December 31, 2014 (in RMB thousands):

	December 31,
	2013	2014
Entrusted and mortgage credit loans	22,404	9,803
Loans through property refinancing activities	98,729	249,935

Less: Impairment	—	—

Loans receivable	121,133	259,738